Appendix A

(Updated as of December 1, 2012)

Open-End Funds


Trust                  Fund               Effective Date/Initial Term Date
-----           ------------------- --------------------------------------------

Pioneer Bond    Pioneer Bond Fund   Effective Date: July 1, 2008
Fund
                                    Initial Term: July 1, 2008-December 31, 2009

Pioneer         Pioneer Emerging    Effective Date: July 1, 2008
Emerging        Markets Fund
Markets Fund                        Initial Term: July 1, 2008-December 31, 2009

Pioneer Equity  Pioneer Equity      Effective Date: July 1, 2008
Income Fund     Income Fund
                                    Initial Term: July 1, 2008-December 31, 2009

Pioneer Equity  Pioneer Equity      Effective Date: July 1, 2008
Opportunity     Opportunity Fund
Fund                                Initial Term: July 1, 2008-December 31, 2009

Pioneer Fund    Pioneer Fund        Effective Date: July 1, 2008

                                    Initial Term: July 1, 2008-December 31, 2009

Pioneer High    Pioneer High Yield  Effective Date: July 1, 2008
Yield Fund      Fund
                                    Initial Term: July 1, 2008-December 31, 2009


Pioneer         Pioneer Ibbotson   Effective Date: July 1, 2008
Ibbotson Asset  Aggressive
Allocation      Allocation Fund*   Initial Term: July 1, 2008-December 31, 2009
Series
                Pioneer Ibbotson   Effective Date: July 1, 2008
                Conservative
                Allocation Fund*   Initial Term: July 1, 2008-December 31, 2009

                Pioneer Ibbotson   Effective Date: July 1, 2008
                Growth Allocation
                Fund*              Initial Term: July 1, 2008-December 31, 2009

                Pioneer Ibbotson   Effective Date: July 1, 2008
                Moderate
                Allocation Fund*   Initial Term: July 1, 2008-December 31, 2009

Pioneer         Pioneer            Effective Date: July 1, 2008
Independence    Independence Fund
Fund                               Initial Term: July 1, 2008-December 31, 2009

Pioneer Mid     Pioneer Mid Cap    Effective Date: July 1, 2008
Cap Value       Value Fund
Fund                               Initial Term: July 1, 2008-December 31, 2009

Pioneer         Pioneer Cash       Effective Date: July 1, 2008
Money Market    Reserves Fund
Trust                              Initial Term: July 1, 2008-December 31, 2009

Pioneer Real                         Effective Date: July 1, 2008
Estate Shares   Pioneer Real Estate
                Shares               Initial Term: July 1, 2008-December 31, 2009

Pioneer         Pioneer Research     Effective Date: July 1, 2008
Research Fund   Fund
                                     Initial Term: July 1, 2008-December 31, 2009

Pioneer Series  Pioneer Oak Ridge    Effective Date: July 1, 2008
Trust I         Large Cap Growth
                Fund                 Initial Term: July 1, 2008-December 31, 2009

                Pioneer Oak Ridge    Effective Date: July 1, 2008
                Small Cap Growth
                Fund                 Initial Term: July 1, 2008-December 31, 2009

                Pioneer Select Mid   Effective Date: May 15, 2009
                Cap Growth Fund
                                     Initial Term: May 15, 2009-December 31, 2010

Pioneer Series  Pioneer AMT-Free    Effective Date: July 1, 2008
Trust II        Municipal Fund
                                    Initial Term: July 1, 2008-December 31, 2009

                Pioneer Growth      Effective Date: July 1, 2008
                Opportunities Fund
                                    Initial Term: July 1, 2008-December 31, 2009

Pioneer Series  Pioneer Fundamental Effective Date: July 1, 2008
Trust III       Value Fund
                                    Initial Term: July 1, 2008-December 31, 2009

Pioneer Series  Pioneer Classic     Effective Date: July 1, 2008
Trust IV        Balanced Fund
                                    Initial Term: July 1, 2008-December 31, 2009

                Pioneer             Effective Date: July 1, 2008
                Government
                Income Fund         Initial Term: July 1, 2008-December 31, 2009

                Pioneer Multi-      Effective Date: December 1, 2011
                Asset Income Fund
                                    Initial Term: December 1, 2011-December 31, 2012

Pioneer Series  Pioneer Global       Effective Date: July 1, 2008
Trust V         Equity Fund
                                     Initial Term: July 1, 2008-December 31, 2009

                Pioneer High         Effective Date: July 1, 2008
                Income Municipal
                Fund                 Initial Term: July 1, 2008-December 31, 2009

                Pioneer Disciplined  Effective Date: July 1, 2008
                Growth Fund
                                     Initial Term: July 1, 2008-December 31, 2009

                Pioneer Disciplined  Effective Date: July 1, 2008
                Value Fund
                                     Initial Term: July 1, 2008-December 31, 2009

Pioneer Series  Pioneer Floating     Effective Date: July 1, 2008
Trust VI        Rate Fund
                                     Initial Term: July 1, 2008-December 31, 2009

                Pioneer Multi-       Effective Date: March 5, 2010
                Asset Real Return
                Fund                 Initial Term: March 5, 2010-December 31, 2011

Pioneer Series  Pioneer Global       Effective Date: July 1, 2008
Trust VII       High Yield Fund
                                     Initial Term: July 1, 2008-December 31, 2009

                Pioneer Global       Effective Date: July 1, 2008
                Aggregate Bond
                Fund                 Initial Term: July 1, 2008-December 31, 2009

		Pioneer Emerging     Effective Date: December 1, 2012
		Markets Local
		Currency Debt Fund   Initial Term: December 1, 2012-December 31, 2012


Pioneer Series  Pioneer              Effective Date: July 1, 2008
Trust VIII      International Value
                Fund                 Initial Term: July 1, 2008-December 31, 2009

Pioneer Series  Pioneer Absolute     Effective Date: March 8, 2011
Trust X         Return Credit Fund
                                     Initial Term: March 8, 2011- December 31, 2012

                Pioneer              Effective Date: July 1, 2008
                Fundamental
                Growth Fund          Initial Term: July 1, 2008 - December 31, 2009

		Pioneer Multi-Asset  Effective Date: March 8, 2011
		Ultrashort Income
		Fund		     Initial Term: March 8, 2011-December 31, 2012

Pioneer Short   Pioneer Short Term   Effective Date: July 1, 2008
Term Income     Income Fund
Fund                                 Initial Term: July 1, 2008-December 31, 2009

Pioneer         Pioneer Strategic    Effective Date: July 1, 2008
Strategic       Income Fund
Income Fund                          Initial Term: July 1, 2008-December 31, 2009

Pioneer Value   Pioneer Value        Effective Date: July 1, 2008
Fund            Fund
                                     Initial Term: July 1, 2008-December 31, 2009


 Pioneer    Pioneer Bond VCT     Effective Date: July 1, 2008
 Variable   Portfolio
 Contracts                       Initial Term: July 1, 2008-December 31, 2009
 Trust
            Pioneer Fundamental  Effective Date: July 1, 2008
            Value VCT
            Portfolio            Initial Term: July 1, 2008-December 31, 2009

            Pioneer Emerging     Effective Date: July 1, 2008
            Markets VCT
            Portfolio            Initial Term: July 1, 2008-December 31, 2009

            Pioneer Equity       Effective Date: July 1, 2008
            Income VCT
            Portfolio            Initial Term: July 1, 2008-December 31, 2009

            Pioneer Fund VCT     Effective Date: July 1, 2008
            Portfolio
                                 Initial Term: July 1, 2008-December 31, 2009

            Pioneer Growth       Effective Date: July 1, 2008
            Opportunities VCT
            Portfolio            Initial Term: July 1, 2008-December 31, 2009

            Pioneer High Yield   Effective Date: July 1, 2008
            VCT Portfolio
                                 Initial Term: July 1, 2008-December 31, 2009

            Pioneer Ibbotson     Effective Date: July 1, 2008
            Growth Allocation
            VCT Portfolio*       Initial Term: July 1, 2008-December 31, 2009

            Pioneer Ibbotson     Effective Date: July 1, 2008
            Moderate
            Allocation VCT       Initial Term: July 1, 2008-December 31, 2009
            Portfolio*

            Pioneer Mid Cap      Effective Date: July 1, 2008
            Value VCT
            Portfolio            Initial Term: July 1, 2008-December 31, 2009

            Pioneer Real Estate  Effective Date: July 1, 2008
            Shares

         VCT Portfolio      Initial Term: July 1, 2008-December 31, 2009

         Pioneer Strategic  Effective Date: July 1, 2008
         Income VCT
         Portfolio          Initial Term: July 1, 2008-December 31, 2009

Closed-End Funds

 Trust                                    Effective Date/Initial Term Date
 -----                                  -------------------------------------

 Pioneer Diversified High Income        Effective Date: November 1, 2009
 Trust* **
                                        Initial Term: November 1,
                                        2009-December 31, 2009

 Pioneer Floating Rate Trust* **        Effective Date: November 1, 2009

                                        Initial Term: November 1,
                                        2009-December 31, 2009

 Pioneer High Income Trust* **          Effective Date: November 1, 2009

                                        Initial Term: November 1,
                                        2009-December 31, 2009

 Pioneer Municipal High Income Trust*   Effective Date: November 1, 2009
 **
                                        Initial Term: November 1,
                                        2009-December 31, 2009

 Pioneer Municipal High Income          Effective Date: November 1, 2009
 Advantage Trust* **
                                        Initial Term: November 1,
                                        2009-December 31, 2009

*  Certain accounting services provided by a third party.

** The Fund reimburses the Administrator its pro rata share, based on the Fund's average daily managed assets, of the Administrator's costs of providing the services under this Agreement.

                                        THE PIONEER TRUSTS LISTED ON APPENDIX A
                                        On behalf of the Funds named therein



                                        By: /s/ Christopher J. Kelley
					------------------------------
                                        Name:  Christopher J. Kelley
                                        Title: Secretary


                                        PIONEER INVESTMENT MANAGEMENT, INC.



                                        By: /s/ Gregg M. Dooling
					------------------------------
                                        Name:  Gregg M. Dooling
                                        Title: Chief Financial Officer